EXHIBIT 10.3



                            SARATOGA RESOURCES, INC.
                               A TEXAS CORPORATION
                         301 Congress Avenue, Suite 1550
                               Austin, Texas 78701
                            Telephone: (512) 478-5717
                            Facsimile: (512) 478-5733

                                  June 21, 1999

Mr. Tom E. Robinson Ivy Oil Company, LLC
2304 Hancock Drive, Suite 5
Austin, Texas 78756

Mr. Mike Mount
Trek Oil and Gas, Inc.
811 Dallas, Suite 819
Houston, Texas 77002

              RE:   Letter Agreement
                    Stonewall Prospects
                    Adcock Farms No. 1 Well
                    Dawson County, Texas

Dear Mr. Robinson and Mr. Mount:

         Saratoga Resources, by virtue of a Letter Agreement ("DBX Letter Agreement") dated March 22, 1999 executed by and between DBX Geophysical Corporation, a Texas corporation, 10134 Panther Ridge, Dallas, Texas 75243 (DBX) and Saratoga Resources, Inc., a Texas corporation, 301 Congress Avenue, Suite 1550, Austin, Texas 78701, ("Saratoga") has obtained the right to review and utilize certain prospect documentation and related information with regard to the above-referenced prospects prepared and furnished by DBX. The documentation relates to the geological merit and developmental potential of the AMI as defined in the DBX Letter Agreement, which is incorporated herein by reference.

         Whereas Ivy Oil Company, L.L.C., a Texas Limited Liability Company, 2304 Hancock Drive, Suite 5, Austin, Texas 78756, (Ivy) has obtained certain leasehold interests within the AMI, which lease schedule is attached hereto as Exhibit "A" and which may be amended by mutual agreement between the undersigned parties from time to time.

         Whereas Trek Oil and Gas, Inc., a Texas corporation, 811 Dallas, Suite 819, Houston, Texas 77002, (Trek) possesses certain expertise in evaluating and processing the seismic information related to the AMI and has agreed to render its services, time and talents to facilitate the development and funding of certain prospects within the AMI.



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         Now,  Therefore,  for Ten Dollars  ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Saratoga, Ivy and Trek agree to enter into this Letter Agreement, ("Saratoga Letter Agreement") for the mutual development of certain prospects identified by
the  undersigned   parties  located  within  the  boundaries  of  the  AMI.  The undersigned parties agree to collaborate to evaluate and acquire the necessary leasehold and acreage to develop all mutually acceptable prospects within the AMI. The parties agree to develop these prospects under the terms which are substantially similar to those contained in an AAPL 1989 Model Form Operating Agreement along with any mutually acceptable terms which are attached to the "Other Provisions" section of the Operating Agreement. The undersigned parties agree to jointly develop the prospects identified within the AMI. Any interest obtained in the AMI by any of the undersigned parties shall be deemed to have been obtained for the mutual and equal benefit of all of the undersigned parties under the terms of this Letter Agreement. The undersigned parties agree to jointly share in the developmental costs, expenses and benefits of the prospects within the AMI, each party bearing or being entitled to receive its one-third (1/3) proportionate share of all costs, expenses, revenues, and benefits arising out of the mutual development of such prospects. Upon request of any party
hereto,  the  undersigned   parties  agree  to  enter  into  a  more  formalized
Exploration Agreement outlining the terms and provisions under which the mutual development of the AMI is to occur.

         Executed, agreed to and effective this 21st day of June 1999.

                                        SARATOGA RESOURCES, INC.

                                        /S/ Thomas F. Cooke
                                        ________________________________________
                                  By:   Thomas F. Cooke, Chief Executive Officer

                                        IVY OIL COMPANY, L.L.C.

                                        /S/ Tom E. Robinson
                                        ________________________________________
                                  By:   Tom E. Robinson, President

                                        TREK OIL AND GAS, INC.

                                        /S/ Mike Mount
                                        ________________________________________
                                  By:   Mike Mount, Vice President





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